UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

GREENHILL & CO., INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32147	51-0500737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas New York, New York		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 389-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GHL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On May 22, 2023, Greenhill & Co., Inc. (the “Company”) and Mizuho Financial Group, Inc. issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of May 22, 2023, by and among the Company, Mizuho Americas LLC, a Delaware limited liability company (“Purchaser”) and Blanc Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of Purchaser. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Joint Press Release, dated May 22, 2023, of Mizuho Financial Group, Inc. and Greenhill & Co., Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Words or phrases such as “believe,” “estimate,” “expect,” “anticipate,” “plan,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions, or the negatives of those words or phrases, may identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition (the “Proposed Transaction”) of Greenhill & Co., Inc. (“Greenhill”) by Mizuho Americas LLC (the “Mizuho”), including future financial and operating results, Greenhill’s or Mizuho’s plans, objectives, expectations and intentions, the expected timing of completion of the Proposed Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Greenhill’s reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Greenhill or Mizuho to terminate the definitive merger agreement governing the terms and conditions of the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Greenhill or Mizuho; the possibility that the Proposed Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Greenhill or Mizuho or the expected benefits of the Proposed Transaction); the risk that the benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Greenhill and Mizuho operate; the ability to promptly and effectively integrate the businesses of Greenhill with those of Mizuho; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Greenhill’s or Mizuho’s clients, employees or other business partners, including those resulting from the announcement or completion of the Proposed Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on Greenhill’s or Mizuho’s businesses, the ability to complete the Proposed Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Greenhill’s or Mizuho’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Greenhill’s or Mizuho’s results.

All forward-looking statements attributable to Greenhill or Mizuho, or persons acting on Greenhill’s or Mizuho’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Greenhill and Mizuho do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Greenhill or Mizuho update one or more forward-looking statements, no inference should be drawn that Greenhill or Mizuho will make additional updates with respect to those or other forward-looking statements. Further information regarding Greenhill and factors which could affect the forward-looking statements contained herein can be found in Greenhill’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC. Further information regarding factors that could affect Mizuho’s results is included in a number of publicly available documents published by Mizuho. These include Mizuho’s annual securities report, Integrated Report, and “Item 3.D. Key Information—Risk Factors” in Mizuho’s most recent Form 20-F filed with the SEC, which is available in the Financial Information section of Mizuho’s web page at www.mizuhogroup.com and also at the SEC’s web site at www.sec.gov.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Greenhill will file with the SEC and furnish to Greenhill’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. GREENHILL STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENHILL, MIZUHO AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of Greenhill’s filings with the SEC from the investors relations section of Greenhill’s website at https://www.greenhill.com/en/investor/filings or by directing a request to: Greenhill & Co., Inc., 1271 Avenue of the Americas, New York, NY 10020, (212) 389-1800, investorrelations@greenhill.com.

Participants in the Solicitation

Greenhill, its directors and certain of its officers and employees may be deemed to be participants in the solicitation of proxies from Greenhill stockholders in connection with the Proposed Transaction. Information about the interests of the directors and executive officers of Greenhill and other persons who may be deemed to be participants in the solicitation of stockholders of Greenhill in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Proposed Transaction, which will be filed with the SEC. Additional information about Greenhill, the directors and executive officers of Greenhill and their ownership of Greenhill common stock is also set forth in the definitive proxy statement for Greenhill’s 2023 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 13, 2023, and other documents subsequently filed by Greenhill with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: May 22, 2023	By:	/s/ MARK R. LASKY
Name: Mark R. Lasky
Title: Chief Financial Officer